Exhibit 23.3


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 of DAOU Systems, Inc. of our report dated February 13, 1998, on the financial statements of Sentient Systems, Inc., appearing in the Annual Report on Form 10-K of DAOU Systems, Inc. for the year ended December 31, 1999.


                                                       /s/ DELOITTE & TOUCHE LLP


Deloitte & Touche LLP
McLean, Virginia
December 22, 2000